UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒                Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240. 14a-12

Teradyne, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TERADYNE, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. PO BOX 1342 BRENTWOOD, NY 11717 D96153-P86320

You invested in TERADYNE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2023.

Get informed before you vote

View the Notice and Proxy Statement, Shareholder Letter and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* May 12, 2023 10:00 AM, ET
Point your camera here and
vote without entering a
control number
Teradyne, Inc. 600 Riverpark Drive North Reading, MA 01864

    *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect the eight nominees named in the accompanying proxy statement to the Board of Directors to serve as directors for a one-year term:

Nominees:

1a.	Timothy E. Guertin	For

1b.	Peter Herweck	For

1c.	Mercedes Johnson	For

1d.	Ernest E. Maddock	For

1e.	Marilyn Matz	For

1f.	Gregory S. Smith	For

1g.	Ford Tamer	For

1h.	Paul J. Tufano	For

2.	To approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers.	For

3.	To approve, in a non-binding, advisory vote, that the frequency of an advisory vote on the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement is every year, every two years, or every three years.	Year

4.	To ratify the selection of the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

5.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D96154-P86320